Exhibit 99.3

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
PEDEVCO CORP.

Organization and Governance of the Committee

The Audit Committee (the “Committee”) of the Board of Directors (the "Board") of PEDEVCO CORP. (the “Company”) will consist of not less than two members appointed by the Board, each of whom must satisfy (1) the independence requirements specified in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (2) the independence requirements set forth in Section 803A of the NYSE MKT Company Guide.  If, however, the Company ceases to be a "smaller reporting company" as defined in Item 10(f)(1) of Regulation S-K adopted by the Securities and Exchange Commission (the "SEC"), then the Committee will consist of not less than three members appointed by the Board and satisfying the independence requirements described in the preceding sentence.

No Committee member may have participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three fiscal years, and each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of SEC Regulation S-K.

In order to fulfill its responsibilities, the Committee will be organized and governed in the following manner:

●	Committee members will be appointed and removed by the Board, and the Board will designate a Chairman of the Committee;

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Action may be taken by the Committee upon the affirmative vote of (1) both of the Committee members if the Committee has two members or (2) a majority of the Committee members if the Committee has at least three members;

●	The Committee will meet on at least a quarterly basis;

●	Any member of the Committee may call a meeting of the Committee upon the delivery of notice to every other Committee member at least forty-eight hours prior to the meeting;

●	Action may be taken by the Committee without a meeting if all of the members of the Committee indicate their approval of such action in writing; and

●	The Committee may delegate its authority to a subcommittee only to the extent permitted by applicable laws, rules and regulations.

Purposes of the Committee

The primary purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the internal and external audits of the financial statements of the Company.  The Committee will also assist the Board with oversight of (1) the integrity of the Company's financial statements, (2) compliance with applicable laws, rules and regulations regarding the public reporting of financial information, including financial information in periodic reports filed with the SEC, (3) the selection, qualifications, independence and performance of the Company's independent registered public accounting firm, and (4) the performance of the Company's internal audit function and controls.

While the Committee has the responsibilities set forth in this Charter, it is not the Committee’s responsibility to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.  These are the responsibilities of management and the Company’s independent registered public accounting firm.

Responsibilities of the Committee

The Committee has the following responsibilities:

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Direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm (including resolution of disagreements between management and such accounting firm regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, which responsibility includes terminating such independent registered public accounting firm if necessary or appropriate, with such accounting firm to report directly to the Committee;

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Pre-approve all audit and permitted non-audit and tax services that may be provided by the Company's independent registered public accounting firm or by other accounting firms engaged by the Company, establish policies and procedures for the Committee's pre-approval of permitted services by such accounting firms on an on-going basis, and oversee and approve the appointment, compensation and work of all accounting firms engaged by the Company in addition to the Company's independent registered public accounting firm;

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Obtain at least annually a report from the Company's independent registered public accounting firm that describes (1) such accounting firm's internal quality control procedures and (2) any issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board ("PCAOB") review or inspection of such accounting firm or by any other inquiry or investigation by governmental or professional authorities during the preceding five years regarding one or more audits carried out by such accounting firm and any actions taken to deal with such issues;

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Evaluate at least annually the qualifications, performance and independence of the Company's independent registered public accounting firm, including an evaluation of its lead audit partner and a review of all relationships between such accounting firm and the Company, and discuss such matters (including any relationships or services that may impact the objectivity and independence of such accounting firm) with the independent registered public accounting firm after receiving from such firm the written disclosures and letter regarding independence required by the PCAOB;

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Review annually with the Company’s independent registered public accounting firm (1) the responsibilities of management in the audit process, (2) the overall audit strategy, (3) the scope and timing of the annual audit of the Company's financial statements, (4) any significant risks identified during such accounting firm's risk assessment procedures, (5) all critical accounting policies and practices to be used in the audit, (6) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments and the treatment preferred by such accounting firm, (7) other material written communications between such accounting firm and management, and (8) when completed, the results of the annual audit of the Company's financial statements;

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Review and discuss with the Company's independent registered accounting firm and management (1) any audit problems or difficulties, including difficulties encountered by such accounting firm during its audit work (such as restrictions on the scope of its activities or its access to information), (2) any significant disagreements with management, (3) management's response to these problems, difficulties or disagreements, including a resolution of any disagreements between the independent registered accounting firm and management, and (4) all reports to management by such accounting firm and management's responses to such reports;

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Review the Company’s annual audited financial statements and quarterly financial statements, including the notes to such financial statements, the draft annual audit report and the accompanying "management's discussion and analysis of financial condition and results of operations" with management and the independent registered public accounting firm prior to filing such financial statements with the SEC, which review will include a review of significant issues and judgments regarding accounting and financial reporting principles and practices (including any changes to the Company’s accounting principles) and a review of any transactions as to which management received a report from the independent registered public accounting firm regarding the accounting principles to be applied to such transactions;

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Review and discuss with the Company's independent registered public accounting firm any other matters that are required to be discussed by PCAOB Auditing Standards No. 16, "Communications with Audit Committee";

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Review the Company's earnings press releases with management and the Company's independent registered public accounting firm prior to the public dissemination of such press releases, and discuss with management the financial information and earnings guidance to be provided to analysts and rating agencies;

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Following the Committee's review of the annual audited financial statements, (1) recommend to the Board whether such financial statements should be included in the Company's Annual Report on Form 10-K, and (2) prepare the Committee report to shareholders required by SEC rules and regulations to be included in the Company’s annual proxy statement;

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Meet separately, and periodically, with the Company's Chief Executive Officer and Chief Financial Officer, members of the Company's internal audit department and the Company's independent registered public accounting firm to discuss the matters that are the subject of this Charter and, if appropriate, invite some or all of such persons to applicable portions of Committee meetings;

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Review with management and the Company's independent registered public accounting firm the effectiveness of the Company’s internal control over financial reporting, including (1) any significant deficiencies or material weaknesses in the design or operation of such internal control over financial reporting, (2) any changes to such internal control over financial reporting, (3) any fraud involving management or other employees who have a significant role in the Company's internal control over financial reporting, and (4) any special audit steps adopted in light of any material control deficiencies;

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Review with management and the Company's independent registered public accounting firm the effectiveness of the Company’s disclosure controls and procedures, and discuss with management significant financial risk exposures and the steps management has taken to monitor, control and report such exposures;

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Review the disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with the certification obligations required by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, including the Company’s disclosure controls and procedures and internal control over financial reporting and evaluations thereof;

●	Review and approve the functions of the Company's internal audit department, including its purpose, organization, responsibilities and performance;

●	Review with the Company’s counsel legal matters that may have a material impact on the Company's financial statements;

●	Review and approve candidates for the positions of Chief Financial Officer and Controller of the Company;

●	Establish policies for hiring employees and former employees of the Company's independent registered public accounting firm;

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Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters;

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Review and, if appropriate, approve proposed transactions between the Company and "related persons" as defined in Item 404 of SEC Regulation S-K, and develop policies and procedures for the review and approval of such transactions;

●	Review the adequacy of this Charter on an annual basis and submit any recommended changes to the Board for approval;

●	Maintain minutes of the Committee's meetings and actions by written consent, and report the Committee's actions and recommendations to the Board on a periodic basis; and

●	Annually evaluate the performance of the Committee, the results of which will be presented to the Board.

Retention of Committee Advisers and Payment of Expenses

The Committee has the authority to engage independent counsel and other advisers, as the Committee determines necessary to carry out its responsibilities.  The Company will provide appropriate funding, as determined by the Committee, for the payment of (1) compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (2) compensation to any independent counsel or other advisers engaged by the Committee pursuant to the preceding sentence, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its responsibilities.